Exhibit 10.6

CONFORMED COPY

AMENDMENT NO. 4, WAIVER AND AGREEMENT dated as of May 17, 2002 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 5, 1999, as amended and restated as of June 30, 2000, and as amended by Amendment No. 1 dated as of March 13, 2001, Amendment No. 2 dated as of June 8, 2001 and Amendment No. 3 dated as of December 31, 2001 (the “Credit Agreement”), among CHIPPAC INTERNATIONAL COMPANY LIMITED, a British Virgin Islands company (the “Company”), CHIPPAC, INC., a Delaware corporation (“ChipPAC”), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch (“CSFB”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as sole lead arranger and as collateral agent for the Administrative Agent and the Lenders.

A.    Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Company.

B.    ChipPAC has informed the Administrative Agent that it intends to issue and sell up to 13,800,000 shares of its Class A Common Stock in one or more underwritten registered public offerings on or prior to September 30, 2002 (collectively, the “Equity Offering”). The Company has informed the Administrative Agent that, upon the consummation of the Equity Offering, it desires to prepay the Term Loans by an amount equal to the lesser of (i) 50% of the Equity Proceeds thereof and (ii) $50,000,000, and that it desires to use up to $55,000,000 of the balance thereof to redeem and/or repurchase Subordinated Debt.

C.    ChipPAC and the Company have requested that the Required Lenders (as defined below) waive compliance by ChipPAC and the Company with certain provisions of the Credit Agreement, and that the Credit Agreement be amended, in each case as provided herein. The Required Lenders are willing to grant such waiver and to amend the Credit Agreement pursuant to the terms of subsection 10.6 of the Credit Agreement and subject to the terms and conditions set forth herein.

D.    Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Waivers.    (a)  The Required Lenders hereby waive compliance by ChipPAC and the Company with the provisions of subsection 2.4B(iii)(c) of the Credit Agreement to the extent necessary to allow ChipPAC or the Company to utilize the Equity Proceeds of the Equity Offering in accordance with Section 3 of this Amendment.

(b)  The Required Lenders hereby waive compliance by ChipPAC and the Company with the provisions of subsection 7.5 of the Credit Agreement to the extent necessary to allow the Company to use up to $55,000,000 of the Equity Proceeds of the Equity Offering (after prepaying the Term Loans as required by Section 3 of this Amendment) to redeem and/or repurchase Subordinated Debt (the “Subordinated Debt Redemption/Repurchase”).

SECTION 2.    Amendments to Credit Agreement.    (a)  Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)  The definition of the term “Consolidated Excess Cash Flow” is hereby amended by deleting from clause (ii)(b) thereof the words “plus (or minus, if negative) the Carryforward for such period to be carried forward to the next period less the Carryforward (if any) for the preceding period carried forward to the current period.”

(ii)  The definition of the term “Excess Proceeds Amount” is hereby amended by deleting the text of clause (ii)(b) thereof and substituting therefor the words “[Intentionally Omitted].”

(iii)  The definition of the term “Leverage Ratio” is hereby amended and restated in its entirety as follows:

““Leverage Ratio” means, on any date, the ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters of the Company ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Company most recently ended prior to such date).”

(iv)  The definition of the term “Pro Forma Compliance” is hereby amended by deleting the words “subsections 7.6A, B, C and D” therefrom and substituting therefor the words “subsections 7.6A, F and G.”

(v)  The defined terms “Acquired Capital Expenditures Percentage”, “Calculation Date”, “Carryforward”, “Fixed Charge Coverage Ratio” and “Maximum Consolidated Capital Expenditures Amount” are hereby deleted in their entirety.

(b)  Section 7 of the Credit Agreement is hereby amended as follows:

(i)  Subsection 7.3(iv) of the Credit Agreement is hereby amended by deleting therefrom the words “permitted by subsection 7.6D.”

(ii)  Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

Period During Which Calculation Period Ends	Minimum Interest Coverage Ratio

December 31, 2002 through June 30, 2003	1.50:1.0

September 30, 2003 through December 31, 2003	1.75:1.0

Thereafter	2.00:1.0

provided that, notwithstanding the foregoing, for each Calculation Period ending after the Term Loans have been repaid in full, the Interest Coverage Ratio for such period shall not be less than 1.50 to 1.0.

(iii)  Each of subsections 7.6B, C and D of the Credit Agreement is hereby deleted in its entirety and the words “[Intentionally Omitted]” substituted therefor.

(iv)  Subsection 7.6E of the Credit Agreement is hereby amended by (i) deleting the comma after the word “EBITDA” set forth therein and substituting therefor the word “and” and (ii) deleting the words “and Fixed Charges” therefrom.

(v)  Subsection 7.6F of the Credit Agreement is hereby amended and restated in its entirety as follows:

“F.    Maximum Senior Leverage Ratio.    The ratio (the “Senior Leverage Ratio”) of (i)(x)Consolidated Total Debt minus (y) to the extent included therein, the aggregate principal amount of Subordinated Debt and Convertible Subordinated Notes, as of the last day (any such day being a “Calculation Date”) of any Fiscal Quarter ending during any of the periods set forth below to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such Calculation Date shall not exceed the correlative ratio indicated below:

Period During Which Calculation Period Occurs	Maximum Senior Leverage Coverage Ratio

December 31, 2002 through September 30, 2003	1.75:1.0

Thereafter	1.50:1.0

provided that, notwithstanding the foregoing, for each Calculation Period ending after the Term Loans have been repaid in full, the Senior Leverage Coverage Ratio for such period shall not exceed 1.50 to 1.0.”

(vi)  Subsection 7.6G of the Credit Agreement is hereby amended and restated in its entirety as follows:

“G.    Minimum Consolidated Adjusted EBITDA.    The Consolidated Adjusted EBITDA for any four-Fiscal Quarter period ending on any date set forth below shall not be less than the corresponding amount set forth below opposite such date:

Date	Minimum Consolidated Adjusted EBITDA

June 30, 2002	$31,000,000

September 30, 2002	$37,000,000

SECTION 3.    Agreements.    (a)  The Company and ChipPAC hereby agree that, within one Business Day following receipt by ChipPAC or any of its Subsidiaries of any Equity Proceeds of the Equity Offering, the Company shall prepay outstanding Term Loans by an amount equal to the lesser of $50,000,000 and 50% of such Equity Proceeds, such prepayment to be applied as specified for mandatory prepayments in subsection 2.4C of the Credit Agreement.

(b)  The Required Lenders hereby agree that, to the extent not required to be used to prepay the Term Loans pursuant to this Section 3, the Equity Proceeds of the Equity Offering may be used by ChipPAC and the Company for any purpose permitted under the Credit Agreement, including to finance Permitted Acquisitions.

(c)  The Company, ChipPAC and the Required Lenders hereby agree that, the amount used to consummate the Subordinated Debt Redemption/Repurchase shall not be deemed to constitute Equity Proceeds for any purpose under clause (i)(b) of the definition of Excess Proceeds Amount.

SECTION 4.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, the Company and ChipPAC represent and warrant to each of the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

SECTION 5.    Effectiveness.    This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) on the date occurring on or prior to September 30, 2002, on which (a) the Administrative Agent shall have received (i) the Amendment Fees (as defined below) and (ii) counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Guarantors, the Required Lenders and the Administrative Agent, and (b) the Equity Offering shall have been consummated and shall have generated not less than $50,000,000 of Equity Proceeds. As used herein, the term “Required Lenders” means (x) Lenders holding a majority of the outstanding principal amount of the Term Loans and (y) Lenders holding a majority of the Revolving Loan Commitments (whether used or unused).

SECTION 6.    Amendment Fee.    ChipPAC and the Company agree, jointly and severally, to pay to (a) each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on May 17, 2002, an amendment fee in an amount equal to 0.375% of the sum of such Lender’s Revolving Loan Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date, and (b) each other Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) after 5:00 p.m., New York City time, on May 17, 2002, but prior to 12:00 (noon), New York City time, on May 22, 2002 (the “Fee Payment Date”), an amendment fee, (together with the fees referred to in clause (a) above, the “Amendment Fees”) in an amount equal to 0.20% of the sum of such Lender’s Revolving Loan Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date; provided that, solely for purposes of determining the Amendment Fees, the amount of the Term Loans actually outstanding as of the Amendment Effective Date shall be reduced by $50,000,000, such reduction to be allocated ratably among the outstanding Term Loans. The Amendment Fees shall be payable in immediately available funds on the Fee Payment Date, but only if the condition specified in Section 5(a)(ii) of this Amendment shall have been satisfied on or prior to the Fee Payment Date. Once paid, the Amendment Fees shall not be refundable.

SECTION 7.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Administrative Agent under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11.    Acknowledgment of Guarantors.    Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CHIPPAC INTERNATIONAL COMPANY LIMITED,

by	/s/ Patricia H. McCall
	Name:	Patricia H. McCall
	Title:	Director

CHIPPAC, INC.,

by	/s/ Patricia H. McCall
	Name:	Patricia H. McCall
	Title:	SVP Administration & GC

CHIPPAC KOREA COMPANY LTD.,

by	/s/ Byeong Kynck Sohn
	Name:	Byeong Kynck Sohn
	Title:	President of ChipPAC Korea

CHIPPAC LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY,

by	/s/ Michael G. Potter
	Name:	Michael G. Potter
	Title:	Managing Director

CHIPPAC LUXEMBOURG S.A.R.L.,

by	/s/ Gilles Jacquet
	Name:	Gilles Jacquet
	Title:	Director

by	/s/ Johan Dejans
	Name:	Johan Dejans
	Title:	Director

CHIPPAC (BARBADOS) LTD.,

by	/s/ Patricia H. McCall
	Name:	Patricia H. McCall
	Title:	Director

CHIPPAC LIMITED,

by	/s/ Patricia H. McCall
	Name:	Patricia H. McCall
	Title:	Director

CHIPPAC MALAYSIA SDN. BHD.,

by	/s/ Ten Chin Bin
	Name:	Ten Chin Bin
	Title:	President & Managing Director ChipPAC Malaysia Sdn. Bhd.

CREDIT SUISSE FIRST BOSTON, individually, and as Administrative Agent and an Issuing Bank,

by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Director

by	/s/ Ian W. Nalitt
	Name:	Ian W. Nalitt
	Title:	Associate

ARK II CLO 2001-1, LIMITED,
By:	Patriarch Partners II, LLC Its Collateral Manager,

by	/s/ Lynn Tilton
	Name:	Lynn Tilton
	Title:	Authorized Signatory

BALANCED HIGH-YIELD FUND II, LTD.,
By:	ING Capital Advisors LLC, as Asset Manager,

by	/s/ Gordon Cook
	Name:	Gordon Cook
	Title:	Senior Vice President & Portfolio Manager

BANK ONE, NA,

by	/s/ Dennis Warren
	Name:	Dennis Warren
	Title:	First Vice President

CITIZENS BANK OF MASSACHUSETTS,

by	/s/ Christopher G. Daniel
	Name:	Christopher G. Daniel
	Title:	Vice President

CSAM FUNDING I,

by	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

DEBT STRATEGIES FUND, INC.,

by	/s/ Harsh Jaggi
	Name:	Harsh Jaggi
	Title:	Authorized Signatory

FIRST DOMINION FUNDING III,

by	/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

FIRST SOURCE LOAN OBLIGATIONS TRUST,
By:	First Source Financial, Inc. Its Servicer and Administrator,

by	/s/ Kathi J. Inorio
	Name:	Kathi J. Inorio
	Title:	Senior Vice President

HELLER FINANCIAL INC.,

by	/s/ Gregory Hong
	Name:	Gregory Hong
	Title:	Duly Authorized Signatory

IBM CREDIT CORP,

by	/s/ Thomas S. Curcio
	Name:	Thomas S. Curcio
	Title:	Manager of Credit

INDOSUEZ CAPITAL FUNDING IV, L.P.,
By:	RBC Leveraged Capital, as Portfolio Advisor,

by	/s/ Melissa Marano
	Name:	Melissa Marano
	Title:	Director

INDOSUEZ CAPITAL FUNDING VI, LIMITED,
By:	Indosuez Capital, as Collateral Manager,

by	/s/ Charles Kobayashi
	Name:	Charles Kobayashi
	Title:	Principal and Portfolio Manager

J. H. WHITNEY MARKET VALUE FUND, L.P.,

by	/s/ Michael B. DeFlorio
	Name:	Michael B. DeFlorio
	Title:	Managing Director

LONGHORN CDO (CAYMAN) LTD,
By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor,

by	/s/ Harsh Jaggi
	Name:	Harsh Jaggi
	Title:	Authorized Signatory

MAGMA CDO LTD.,

by	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Fund Controller

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO,
By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor,

by	/s/ Harsh Jaggi
	Name:	Harsh Jaggi
	Title:	Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO,
By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor,

by	/s/ Harsh Jaggi
	Name:	Harsh Jaggi
	Title:	Authorized Signatory

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.,

by	/s/ Harsh Jaggi
	Name:	Harsh Jaggi
	Title:	Authorized Signatory

SANKATY HIGH YIELD ASSET PARTNERS, L.P.,

by	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Senior Vice President

VENTURE CDO 2002, LIMITED
By:	Its investment advisor, Barclays Capital Asset Management Limited,
By:	Its sub-advisor, Barclays Bank PLC, New York Branch,

by	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Director